NUMBER                                                                    SHARES
C0               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                          BODYGUARD RECORDS.COM, INC.


                    200,000,000 SHARES PAR VALUE $.001 EACH
                                  COMMON STOCK

                                             See Reverse for Certain Definitions


This is to Certify that                                          is the owner of

                                    SPECIMEN

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK
                         OF BODYGUARD RECORDS.COM, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated


------------------                                ------------------
SECRETARY                                         PRESIDENT

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common             UNIF GIFT MIN ACT - ...Custodian...
                                                              (Cust)     (Minor)
TEN ENT- as tenants by the entireties     under Uniform Gifts to Minors
                                          Act................................
JT TEN - as joint tenants with right of                 (State)
         survivorship and not as tenants
         in common
         Additional abbreviations may also be used though not in the above list

For value received _________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
          (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL
                             ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint_________________________________________________________________________
Attorney to transfer said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated __________              ________
      In presence of



NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OF ANY CHANGE WHATEVER.